Filed pursuant to Rule 497(e)

File Nos. 333-89822 and 811-21114

PROSHARES TRUST

ProShares UltraShort Telecommunications (the “Fund”)

Supplement dated July 31, 2015

to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional

Information, each dated October 1, 2014, as previously supplemented

On July 30, 2015, the Board of Trustees of ProShares Trust approved the closing and liquidation of the Fund pursuant to a Plan of Liquidation. After the close of business on September 14, 2015, the Fund will no longer accept creation orders. Trading in the Fund will be suspended prior to market open on September 15, 2015. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about September 30, 2015 (the “Distribution Date”).

Shareholders may sell their shares of the Fund on NYSE Arca until the market close on September 14, 2015, and, if they choose to do so, may incur typical transaction fees from their broker-dealer. From September 15, 2015 through the Distribution Date, however, shares of the Fund will not be traded on NYSE Arca and there will not be a secondary market for the shares. During this period, the Fund will be in the process of liquidating its portfolio and will not be managed in accordance with its investment objective.

Any shareholders remaining on the Distribution Date will automatically have their shares redeemed for cash at the current net asset value. These cash distributions are taxable events. Shareholders should consult their tax advisor about any potential tax consequences.

For more information, please contact the Fund at 1-866-776-5125.

Please retain this supplement for future reference.